UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2003

Essex Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-13106

Maryland	77-0369576
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

925 East Meadow Drive
Palo Alto, California    94303
(Address of principal executive offices including zip code)

(650) 494-3700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

On June 3, 2003, officers of Essex Property Trust, Inc., a Maryland Corporation (the "Registrant"), delivered an investor presentation that included written communication comprised of slides which are described and filed as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

The information furnished pursuant to this Item, including Exhibit 99.1, shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Exhibit 99.1 contains certain "non-GAAP financial measures." The reason for using non-GAAP financial measures are explained on page 45 of our Annual Report on Form 10-K for the year ended December 31, 2002 and on page 25 of our Quartly Report on Form 10-Q for the quarter ended March 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

Date: June 3, 2003

Essex Property Trust, Inc.

By:	/s/ Michael J. Schall

Michael J. Schall
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Description
Exhibit 99.1	Written communication comprised of slides shown during an investor presentation on June 3, 2003 furnished pursuant to Item 9 of this Form 8-K.